                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:  October 14, 2004
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(Date of earliest event reported)

                  Wachovia Commercial Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

North Carolina                  333-108944                 56-1643598
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(State or Other                (Commission              (I.R.S. Employer
Jurisdiction of                File Number)            Identification No.)
Incorporation)

301 South College Street, Charlotte, North Carolina         28288-0166
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    (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (704) 374-6161

ITEM 8.01.    OTHER EVENTS.

                  Attached are certain structural and collateral term sheets
(the "Term Sheets") furnished to the Registrant on behalf of the underwriters by
Wachovia Capital Markets, LLC (and when joined by Goldman, Sachs & Co. and
Greenwich Capital Markets, Inc., the "Underwriters"), in respect of the
Registrant's proposed offering of Commercial Mortgage Pass-Through Certificates,
Series 2004-C15 (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the
Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on
Form S-3 (No. 333-108944) (the "Registration Statement"). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

                  The Term Sheets were prepared by the Underwriters; the
Registrant did not prepare or participate in the preparation of the Term Sheets.

                  Any statement or information contained in the Term Sheets
shall be modified and superseded for purposes of the Prospectus and the
Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit  99      Term Sheets.

                                      -2-

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the
Registrant by the undersigned thereunto duly authorized.

                               WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

                               By: /s/ William J. Cohane
                                   -----------------------------------------
                                   Name:  William J. Cohane
                                   Title: Managing Director

Date:  October 18, 2004

                                      -3-

                                  Exhibit Index
                                  -------------

Item 601(a) of
Regulation  S-K
Exhibit No.               Description                    Page
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99                        Term Sheets